                                                                    EXHIBIT 99.2

                        EXCLUSIVE DISTRIBUTION AGREEMENT

         THIS AGREEMENT made and entered into on this 1st day of July, 2000 ("the Effective Date") is between Dexterity Surgical Inc., a Delaware Corporation, (hereinafter referred to as "Dexterity") and Weck Closure Systems, LLC a Delaware Corporation, (hereinafter referred to as "Distributor").

         WHEREAS, Dexterity manufactures and is the owner of patents and trademarks relating to certain laparoscopic and related instrumentation; and

         WHEREAS, Distributor desires to purchase Dexterity products for the purpose of resale to end users within the country and territory hereinafter described.

         NOW, THEREFORE, the parties hereto, do hereby agree as follows:

                                  1. PRODUCTS.

         The products covered by this Agreement (collectively the "Products") include those products currently manufactured by Dexterity relating to body access, as listed and described on Exhibit A. Whenever the term "Product" is used in this Agreement, it shall mean one of the Products.

                          2. GRANT OF DISTRIBUTORSHIP.

         2.1 Exclusive Distributorship. Subject to the terms and conditions herein, Dexterity hereby grants to Distributor the sole and exclusive right to sell and distribute the Products throughout the Territory, and Distributor accepts such grant for the term and on the conditions stated in this Agreement. Dexterity shall not appoint another distributor to solicit or sell the Products in the Territory, nor will Dexterity sell the Products directly in the Territory. The term "Territory" shall mean the geographic areas described in Exhibit B hereto.

                              3. TERM AND RENEWAL.

         The initial term of this Agreement shall be for three and one half (3.5) years, beginning with the Effective Date and ending on December 31, 2003. Thereafter, this Agreement shall be renewed for one (1) year periods upon such terms as the parties shall mutually agree. The contract provided herein supersedes all previous correspondence and contracts.

                           4. RELATIONSHIP OF PARTIES.

         The relationship of the parties under this Agreement shall be, and at all times remain, one of the independent contractors. Distributor shall have no authority to assume or create obligations on Dexterity's behalf with respect to the Products or otherwise and shall not take any action which has the effect of creating the appearance of its having such authority.

                            5. DISTRIBUTOR'S DUTIES.

         Distributor shall:

         5.1 Submit its orders for the Products on its standard purchase order form. Dexterity acknowledges that on June 28, 2000 it received from Distributor the initial stocking order (the "Initial Order") which was based upon the number of sales representatives employed by Distributor. The Initial Order was comprised of those Products listed on Exhibit A attached hereto and incorporated herein by reference. Distributor shall purchase Products no less than the amounts set forth below:

                  Quarter Ended                                      Quarterly Amount
                  -------------                                      ----------------
                  September 30, 2000                                  $       700,000
                  December 31, 2000                                   $       775,000
                  March 31, 2001                                      $       850,000
                  June 30, 2001                                       $       950,000
                  September 30, 2001                                  $     1,050,000
                  December 31, 2001                                   $     1,150,000

         5.2 Pay for such orders according to the following payment terms: net thirty (30) days.

         5.3 Utilize its best effort to sell the Products globally. Commencing sales in direct countries: France, Germany, Belgium, and Italy. Additional countries will be assessed as training is completed.

         5.4 Utilize its best efforts to sell the Products to hospitals and other health care facilities. In this regard, Distributor shall carry the full line of the Products and promote the same. Distributor shall devote its best efforts to sell the Products at conventions and other appropriate trade fairs and sales opportunities in addition to listing the Products in its catalogs, brochures, and other sales information provided to third parties and potential customers.

         5.5 During the terms of this Agreement, Distributor will not market or sell products which directly compete with the Products.

         5.6 Communicate to Dexterity information relative to the sale of the Products and make available to Dexterity, upon reasonable notice, all records dealing with the sale of Dexterity Products. Said information shall include details of bids awarded on the Products, and other sales made of the Products including the date of contract, items, quantity, and other special information requested by Dexterity. Said information will be treated by Dexterity management in a confidential manner.

         5.7 Provide necessary current and recurrent training for its sales force regarding the use and performance of the Products in the intended market or directed by Dexterity.

         5.8 Indemnify and hold harmless Dexterity from all claims and obligations (including attorney's fees) arising out of Distributor's breach of this Agreement.

         5.9 Provide such time for Dexterity representatives to hold formal sales meetings with Distributor's sales organization at a minimum of one time annually or at such other times Dexterity shall reasonably require. In this regard, Distributor shall cooperate in organizing such effort between its sales staff and Dexterity salesmen.

         5.10 Bid and supply the Products when such Products are specifically requested or specified by customers or third parties and shall not offer substitute products for those requested or specified. Distributor shall not re-configure, alter, change or otherwise affect the intended function of any Product sold hereunder.

         5.11 Distributor shall maintain complete and accurate records for such periods as may be required by applicable law, but no less than three years, of all Products sold by it. Distributor shall, within 10 days following the end of each calendar month during the term of this Agreement, furnish to Dexterity a sales tracing report with respect to such calendar month containing the name and address of each customer and the identity and amount of the Products sold to such customer. Distributor shall notify Dexterity of any customer complaints or other occurrences, regarding the Products which are required to be so reported. Distributor will cooperate fully in effecting any recall of the Products, including communications with any purchasers or users.

         5.12 Distributor shall furnish booth space for exhibiting the Products at any national show in which Distributor participates. Distributor shall pay 50% of the costs and expenses of any regional show, approved by Distributor and Dexterity, at which any of the Products are exhibited. Distributor shall reimburse Dexterity for any excess of the costs and expenses of any surgeon training seminar relating to any of the Products over the aggregate fees paid by surgeons for such seminar.

                             6. DEXTERITY'S DUTIES.

         Dexterity shall support Distributor in its sales efforts on behalf of the Products. Dexterity's support of Distributor shall include the following:

         6.1 Ship Products ordered pursuant to this Agreement F.O.B. within thirty (30) days of receipt of such order. Notwithstanding the foregoing, unless Dexterity shall not complete a shipment within ninety (90) days after a purchase order has been received, such purchase order shall be noncancelable by Distributor.

         6.2 Provide Distributor with new product instructions, policy changes, and price changes relative to the Products.

         6.3 Provide catalogs, literature, training and warranty/repair support.

         6.4 Provide assistance to Distributor in conducting Distributor's sales meetings and working with Distributor at the customer level so as to create and maintain goodwill between the customer and Distributor relative to the Products.

         6.5 Establish, promote and organize surgeon training seminars.

         6.6 Dexterity will be responsible for maintaining, filing, and notifying the appropriate regulatory agencies with respect to Product complaints, including the necessary evaluations as specified in 21 CFR Section 803, 804, and 820.198.

         6.7 Dexterity agrees to pay Distributor a management fee for sales management responsibilities. The fee will be mutually agreed upon for up to 12 months from the effective date.

         6.8 Dexterity shall furnish personnel, product literature, graphics presentations and sales components at any national show in which Distributor participates. Dexterity shall pay 50% of the costs and expenses of any regional show, approved by Distributor and Dexterity, at which any of the Products are exhibited. Dexterity shall organize and provide personnel and any of the Products required in connection with any surgeon training seminar.

                                 7. TERMINATION.

         7.1 Termination. This Agreement may be terminated:


             (a) By either party upon the breach of this Agreement by the other party and the failure of the breaching party to cure such breach within 30 days after written notice of such breach given to the breaching party by the non-breaching party;

             (b) By Dexterity, upon written notice to Distributor, in the event of the sale of substantially all of the assets of Dexterity, or the merger of Dexterity with or into another entity if the holders of voting capital stock of Dexterity immediately prior to the merger are not the holders of a majority of the voting capital stock of the surviving corporation, or in the event any person or entity or "group," as defined in the federal securities laws, becomes the holder of a majority of the voting capital stock of Dexterity;

             (c) By Dexterity, upon written notice to Distributor, in the event sales of the Products by Dexterity to Distributor during any calendar quarter do not exceed the amounts set forth below:


   Quarter Ended                                           Quarterly Amount
   -------------                                           ----------------
   September 30, 2000                                      $       700,000
   December 31, 2000                                       $       775,000
   March 31, 2001                                          $       850,000
   June 30, 2001                                           $       950,000
   September 30, 2001                                      $     1,050,000
   December 31, 2001                                       $     1,150,000
   March 31, 2002                                          $     1,260,000
   June 30, 2002                                           $     1,390,000
   September 30, 2002                                      $     1,530,000
   December 31, 2002                                       $     1,680,000


   March 31, 2003                                          $     1,850,000
   June 30, 2003                                           $     2,000,000
   September 30, 2003                                      $     2,200,000
   December 31, 2003                                       $     2,400,000

These minimum purchase requirements are calculated based on projections furnished by Dexterity.

         7.2 Rights and Restrictions Upon Termination. If, in the event of termination, Distributor shall immediately discontinue the use of all trademarks or copyrights or other intellectual property rights belonging to Dexterity and shall immediately return to Dexterity, at its principal place of business, any and all property or materials belonging to Dexterity.

                                  8. EXPENSES.

         All of the expenses incurred by Distributor relating to the sale of the Products and the provision of related services will be borne by Distributor and except as otherwise expressly provided herein or by written instrument signed by Dexterity.

                                9. FORCE MAJEURE.

         The obligations of either party to perform under this Agreement shall be excused during each period of delay caused by matters such as strikes, government orders or acts of God, which are reasonably beyond the control of the party obligated to perform.

                              10. INDEMNIFICATION.

         10.1 Distributor hereby agrees to indemnify and hold Dexterity harmless from and against any and all damages, losses, deficiencies, actions, demands, judgements, costs and expenses (including reasonable attorney's fees) of or against Dexterity resulting from the breach of any warranty or the nonfulfillment of any undertaking, warranty, convenient or any agreement on the part of Distributor contained herein.

         10.2 Dexterity hereby agrees to indemnify and hold Distributor harmless from and against any/all damages, losses, deficiencies, actions, demands, judgements, costs, and expenses (including reasonable attorneys' fees) of or against Distributor resulting from the breach of any warranty or nonfulfillment any undertaking warranty, covenant or agreement on the part of Dexterity contained herein.

                               11. MISCELLANEOUS.

         11.1 Notices. Any and all notices, designation, consents offers, acceptances or any other communication provided for herein shall be given in writing by certified mail which shall be addressed to each party at the address specified below, or to such other address as may be designated by him. Notice may be by facsimile if followed by certified mail, and the date of such facsimile shall control.


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If to Dexterity:   (mail only)      Mr. Richard A. Woodfield,
                                    Dexterity Surgical, Inc.
                                    P.O. Box 251
                                    Gwynedd Valley, PA  19437


If to Distributor:                  Mr. Stephen Holmes
                                    Weck Closure Systems, LLC
                                    P.O. Box 12600, One Weck Drive
                                    Research Triangle Park, NC  27709

         11.2 Entire Agreement. This Agreement, including any Exhibits, sets forth the entire agreement between the parties hereto with respect to the subject matter hereof, there being no prior written or oral promises or representations not incorporated herein. This agreement supersedes all previous agreement between the parties and is intended as the complete and exclusive statement of the terms and their agreement.

         11.3 Governing Law. The validity, construction and effect of this Agreement shall be construed and governed by the laws of the State of Texas.

         11.4 Amendment. This Agreement may not be altered, modified, or amended in any manner except by an agreement in writing duly executed by both parties hereto, except as otherwise provided.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and sealed the day and year first above written.

                 Dexterity:
                                  Dexterity Surgical, Inc.
                                  a Delaware Corporation


                                  By:  /s/ RICHARD A. WOODFIELD  July 1, 2000
                                    ---------------------------  ------------
                                        Richard A. Woodfield         Date


                 Distributor:
                                  Weck Closure Systems, LLC
                                  a Delaware Corporation


                                  By:  /s/ J. STEPHEN HOLMES  July 1, 2000
                                       ---------------------  ------------
                                          J. Stephen Holmes       Date




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



                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                             DESCRIPTION
-------                                            -----------
   A...........................................................................................PRODUCT LIST

   B..............................................................................................TERRITORY

                                    EXHIBIT A



                                                                                                Per Box
                                                                           --------------------------------------------------
                                                                                               USA             International
 Part                                                                                        Transfer             Transfer
Number                           Description                                Quantity           Price               Price
------                           -----------                                --------         --------          -------------
100101             Protractor(R), Small 2.5-6 cm Incision                       5            $300.00                TBD

100201             Protractor(R), Medium 5 - 9 cm Incision                      5            $300.00                TBD

100301             Protractor(R), Medium-Large 9-14 cm Incision                 5            $400.00                TBD

100401             Protractor(R), Large 11-17 cm Incision                       5            $400.00                TBD

100500             Pneumo Sleeve(R)                                             1            $320.00            $220.00

                                                                       EXHIBIT B

DESCRIPTION OF TERRITORY:

International:

Belgium, Germany, France, Italy

U.S.A.:

Entire USA